Exhibit 4.4

***Certain portions of this exhibit have been omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The omitted portions have been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL – FINAL EXECUTION VERSION

AMENDMENT AGREEMENT NO. 2

DATED:.....2 February 2016 (“Commencement Date”)

PARTIES

(1)                                 ADAPTIMMUNE LIMITED a company incorporated in the United Kingdom under number 06456741 whose registered office is at 101 Milton Park, Abingdon, Oxon OX14 4RY (“Adaptimmune”); and

(2)                                 GLAXOSMITHKLINE INTELLECTUAL PROPERTY DEVELOPMENT LTD whose registered office is at 980 Great West Road, Middlesex, TS8 9GS, United Kingdom (“GSK”).

BACKGROUND

(A)                               GSK and Adaptimmune entered into a Collaboration and Licence Agreement with effective date of May 30, 2014 which was amended by an amendment agreed dated 8 May 2015 (together referred to below as the “Collaboration Agreement”).

(B)                               The Parties now wish to further amend the Collaboration Agreement to, inter alia, expand the activities to be conducted under the Development Plan, including the performance of a sarcoma pivotal trial, non-synovial sarcoma study, combination studies and multiple Generation 2 Therapy approaches, and to set forth the terms on which the foregoing activities will be conducted.

(C)                               GSK and Adaptimmune now wish to further amend the Collaboration Agreement as set out in this Amendment Agreement in accordance with Section 16.8 of the Collaboration Agreement.

1.                                      DEFINITIONS

1.1                               In this Amendment Agreement words and expressions shall have the same meaning as set out in the Collaboration Agreement save as explicitly provided otherwise in this Amendment Agreement.

1.2                               In this Agreement:

1.2.1                                        References to sections and clauses are to sections and clauses of this Amendment Agreement unless otherwise provided;

1.2.2                                        Headings are used for convenience only and do not affect its interpretation;

1.2.3                                        (a) the word “including” shall be deemed to be followed by the phrase “without limitation” or like expression; (b) the singular shall include the plural and vice versa; and (c) masculine, feminine and neuter pronouns and expressions shall be interchangeable; and

1.2.4                                        References to a statutory provision include references to the statutory provision as modified or re-enacted or both from time to time and to any subordinate legislation made under the statutory provision.

2.                                      EFFECT OF AMENDMENTS

2.1                               The amendments set out in section 3 below shall come into effect on the Commencement Date and shall amend the Collaboration Agreement as from the Commencement Date.

2.2                               Save as explicitly provided in this Amendment Agreement, the Collaboration Agreement will continue in full force and effect.

3.                                      AMENDMENTS

3.1                               Amendment to Schedule 1 (Development Plan) of the Collaboration Agreement. Schedule 1 of the Collaboration Agreement shall be deleted in its entirety and replaced with the contents of Exhibit 1 to this Amendment Agreement.  Addition of any further studies, trials or programs not set out in the Development Plan (as amended in accordance with this Amendment Agreement and/or as set forth in Exhibit 1) will require mutual written agreement by the Parties in accordance with Section 16.8 of the Collaboration Agreement.

3.2                               Amendment to Schedule 2 (Milestone Fees) of the Collaboration Agreement. Schedule 2 of the Collaboration Agreement shall be deleted in its entirety and replaced with the contents of Exhibit 2 to this Amendment Agreement.

3.3                               Generation 2 Program; Clarification of Option. As set forth in Exhibit 1 to this Amendment Agreement, Adaptimmune will conduct one Phase 1/2 study for each of two Generation 2 Therapies.  The JSC shall be responsible for selecting the two Generation 2 Therapies to advance to Phase 1/2 and approve the commencement of each Phase 1/2 study.  In relation to the Option, the requirement for the Phase 1/2 Data Package for the Generation 2 Therapy in Section 6.1.1(i) shall be amended to mean the Phase 1/2 Data Packages for each of the first two Generation 2 Therapies that enter Clinical Phase.

3.4                               Changes to Section 1 of the Collaboration Agreement

3.4.1                                        The following definitions shall be added to Section 1.1 of the Collaboration Agreement and shall also apply to the interpretation of this Amendment Agreement:

Amendment Agreement	means the Amendment Agreement dated [insert].

Clinical Phase	has the meaning given in Schedule 1.

Combination Partner	means the Third Party or potential Third Party in relation to which the JSC has agreed to perform a Generation 1 Combination Trial.

Commencement Date	means 2 February 2016.

Generation 1 Combination Trial(s)	means the clinical studies described in Schedule 1 under the heading “Generation 1 Combination Trials”.

Non-synovial Sarcoma Study	means the activities set forth in Schedule 1 under the heading “Non-synovial Sarcoma Phase 1/2a”.

Sarcoma Pivotal Trial	means the activities set forth in Schedule 1 under the heading “Sarcoma Pivotal Trial”.

3.5                               Generation 1 Combination Trial additional terms. The Development Plan provides that certain combination studies may be carried out. The following additional provisions shall apply to such Generation 1 Combination Trials and shall be added as additional sections 3.11 and 3.12 to the Collaboration Agreement:

“3.11                             Performance of Generation 1 Combination Trials. The Development Plan for the Initial Target Program includes the performance of up to six (6) Generation 1 Combination Trials. The JSC shall agree on which of the six (6) Generation 1 Combination Trials shall be undertaken and the timing of when to commence such Generation 1 Combination Trials.  A further two (2) Generation 1 Combination Trials may be recommended by the JSC, which may include combinations with a molecule Controlled by GSK; provided that notwithstanding anything to the contrary in the Agreement, neither Party shall have final say with respect to whether any of such further two (2) Generation 1 Combination Trials will be conducted and instead will require written agreement from both Parties prior to initiation in accordance with Section 16.8 of this Agreement. The following provisions shall apply in relation to all Generation 1 Combination Trials other than any Generation 1 Combination Trial in which a molecule Controlled by GSK is being used:

3.11.1                         Adaptimmune will be responsible for negotiating and executing an agreement (“Combination Agreement”) with the relevant Combination Partner in relation to the performance of any Generation 1 Combination Trial approved by the JSC. GSK will not be a party to such Combination Agreement.

3.11.2                         GSK will enter into multi-party confidentiality agreements with Adaptimmune and the relevant Combination Partner sufficient to enable discussion of any Generation 1 Combination Trial and Combination Agreements relating to such with the relevant Combination Partner.  In addition, GSK will agree in writing to be bound by the obligations of confidentiality to the Combination Partner under the applicable Combination Agreement in order to permit the disclosure to GSK of data, results or other confidential information arising as a result of the performance of the Combination Agreement.

3.11.2                         GSK will agree in writing with Adaptimmune to comply with any obligations or terms (a) which would or may transfer to GSK on exercise of the Initial Target Program Option or which are required to be imposed on GSK under the Combination Agreement and provided that GSK has agreed to accept such obligations or terms in writing during the negotiation of the relevant agreement between Adaptimmune and the relevant Combination Partner.

3.11.3                         Adaptimmune will provide GSK with all term sheets for all Combination Agreements for GSK’s review in a timely manner to allow GSK to provide comments.  The parties will discuss GSK’s comments and work together to incorporate all comments provided by GSK for Adaptimmune to provide a final term sheet for GSK’s approval prior to the anticipated execution of the applicable Combination Agreement.  For clarity, Adaptimmune will not execute any Combination Agreement or agree to any term sheet with any Combination Partner without GSK’s prior written approval of the terms in such Combination Agreement or term sheet. In addition, any material changes to the Combination Agreement will require GSK’s prior written approval. GSK will provide all such approvals described in this Section 3.11.3 in a timely manner and will not unreasonably withhold its approvals. Notwithstanding the foregoing, the terms of the Combination Agreement will include the following (and where not included, such exclusion being approved by GSK as described above):

(a) provisions relating to data access rights for GSK and provisions to ensure that all data generated from the Generation 1 Combination Trial is shared directly with GSK by Adaptimmune or the relevant Combination Partner in a timely manner;

(b) the ability for up to two representatives of GSK to attend all meetings with Regulatory Authorities as either adviser or observer, as appropriate, to the extent such meetings relate to the relevant Third Party Generation 1 Combination Trial;

(c) intellectual property provisions sufficient to enable GSK to use Intellectual Property Rights arising from the performance of the Generation 1 Combination Trial following GSK’s exercise of the Initial Target Program Option to the extent required for exploitation of the resulting combination therapy, which for clarity will include (i)  Adaptimmune’s sole ownership of Intellectual Property Rights specific to the Therapy and/or Licensed Product used in the applicable Generation 1 Combination Trial, and (ii) Adaptimmune’s joint ownership (with the relevant Combination Partner) of Intellectual Property Rights specific to the combination of the Therapy and/or Licensed Product together with the applicable Combination Partner product or molecule used in the Generation 1 Combination Trial. For clarity, Adaptimmune will not be required to obtain any right to use any Intellectual Property Rights specific to the Combination Partner product or molecule used in the Generation 1 Combination Trial other than in combination with the Licensed Product.  All Intellectual Property Rights owned by or licensed to Adaptimmune under all Combination Agreements as described above will be licensable or sublicensable to GSK by Adaptimmune upon exercise of the Initial Target Program Option as Collaboration Program IP under clause 6.6.1(a);

(d) provisions providing GSK with the ability to attend meetings between Adaptimmune and the applicable Combination Partner where the design of any Generation 1 Combination Trial (including the protocol for such trial) or material or strategic decisions relating to such Generation 1 Combination Trial are discussed in order to allow GSK the opportunity to directly input into such design and/or decisions.  For clarity, where Adaptimmune and GSK do not agree on the input provided to the Collaboration Partner as described above, then as between GSK and Adaptimmune, GSK shall have final say in the same manner as if the dispute arose at the JSC and in accordance with Section 4.5.  For clarity, GSK will not be involved in the day-to-day operations or project management decisions relating to the performance of any Third Party Generation 1 Combination Trial prior to exercise of Initial Target Program Option.

3.11.5                         Adaptimmune will provide all SUSARs it receives and which arise from any Generation 1 Combination Trial to GSK as soon as possible after receipt, in each case such disclosure and use being subject to any restrictions or obligations in the Combination Agreement to which GSK has prior agreed.

3.11.6                         In performing the Combination Agreement, Adaptimmune will use Commercially Reasonable Efforts to ensure that patient consent forms include provisions permitting the release of personal data and information to GSK.

3.12                                   To the extent the Parties or JSC as applicable agree to perform a Generation 1 Combination Trial using a GSK molecule prior to exercise by GSK of the Initial Target Program Option, a separate agreement will be agreed between GSK and Adaptimmune in relation to the performance of such Generation 1 Combination Trial. The agreement will include provisions for data sharing and use of data and results arising from the Generation 1 Combination Trial. Adaptimmune will conduct and sponsor the relevant Generation 1 Combination Trial. ***

.”

3.6                               Combination Trials, changes to Option exercise. The following Section 6.10A shall be added to the Collaboration Agreement:

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

“6.10A                    On exercise of the Initial Target Program Option by GSK, GSK shall take over any obligations or responsibilities imposed under a Combination Agreement and in relation to which it has agreed to take over in accordance with Section 3.11.2. To the extent reasonably required or necessary for the taking over such obligations and responsibilities, GSK will timely execute any document or further agreement (including with the Combination Partner if applicable). The technology transfer provisions of Section 6.11 shall apply equally to results and data arising out of any Generation 1 Combination Trial, to the extent permitted in the relevant Combination Agreement.”

3.7                               Sarcoma Commercialisation Option. The following additional provisions shall be added to the Collaboration Agreement as follows:

“4.10A                    For clarity, the JSC shall not automatically cease until completion of all required performance of the Initial Development Plan by Adaptimmune in accordance with Section 6.11.3.

6.1.1A                       Commencing upon first site initiation for the Sarcoma Pivotal Trial, Adaptimmune shall grant and hereby grants to GSK an exclusive option (“Sarcoma Commercialisation Option”) for GSK to have exclusive commercialisation rights in relation to the Generation 1 Therapy for use in patients with sarcoma (including each of synovial and non-synovial types). The Sarcoma Commercialisation Option shall expire on the date that is ***        prior to the anticipated date for regulatory filing with the FDA for approval of the Generation 1 Therapy in sarcoma, which date shall not be earlier than ***                                    (“Commercialisation Option Date”). The JSC will agree and regularly review the Commercialisation Option Date and whether such date should be delayed based on progress of the Sarcoma Pivotal Trial. If GSK does not exercise the Sarcoma Commercialisation Option by the Commercialisation Option Date, then promptly thereafter the Parties will discuss the reasons for failure to exercise on a timely basis and in good faith agree appropriate next steps for

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

commercialisation of the Generation 1 Therapy in sarcoma (including compensation for Adaptimmune should Adaptimmune take forward such commercialisation and GSK subsequently exercises the Initial Target Program Option).  For the avoidance of doubt, in the event that GSK exercises the Initial Target Program Option prior to the Commercialisation Option Date, the Sarcoma Commercialization Option shall expire and be of no further force and effect.

6.1.1B                       The Sarcoma Commercialisation Option is granted in addition to the Initial Target Program Option but shall not constitute an Option as defined under this Agreement. Where the Sarcoma Commercialisation Option is exercised and prior to any exercise by GSK of the Initial Target Program Option, Adaptimmune shall be responsible for preparing and submitting all filings necessary to be made with any Regulatory Authority (including without limitation BLAs and MAAs, as applicable) to obtain Regulatory Approvals (such filings collectively referred to as the “Regulatory Filings”) in relation to the Generation 1 Therapy.  For clarity, decisions related to countries in which Adaptimmune shall make Regulatory Filings shall be made by the JSC.  Prior to submission of any Regulatory Filings with a Regulatory Authority, Adaptimmune shall consult with GSK via the JSC in the preparation and review of such Regulatory Filings.  Adaptimmune will provide to GSK via the JSC a copy of all drafts of Regulatory Filings no less than ***     days prior to filing with a Regulatory Authority to allow GSK to provide comments; provided, that where the requirements of the applicable Regulatory Authority do not allow for a ***     day review period, Adaptimmune shall use Commercially Reasonable Efforts to provide GSK with a reasonable amount of time to provide comments prior to submitting the relevant Regulatory Filing. Adaptimmune will consult with and make all changes requested by GSK with respect to Regulatory Filings.  Upon request of GSK, Adaptimmune will promptly provide to GSK a copy of any Regulatory Filing submitted to any Regulatory Authority.  Adaptimmune shall own all Regulatory

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Filings and Regulatory Approvals; provided, that if GSK later exercises the Initial Target Program Option, Adaptimmune will transfer or facilitate transfer of all relevant Regulatory Filings or Regulatory Approvals to GSK to the extent such transfer is permitted and possible in accordance with Applicable Laws.

6.2A                                 GSK may exercise the Sarcoma Commercialisation Option at any time prior to the Commercialisation Option Date by provision of written notice to Adaptimmune specifying that it wishes to exercise the Sarcoma Commercialisation Option. On receipt of such written notice Adaptimmune shall grant to GSK the licence on the terms set out in Section 6.6A.

6.6A                                 Commencing on GSK’s exercise of the Sarcoma Commercialisation Option and upon Adaptimmune obtaining Regulatory Approval of the Generation 1 Therapy for sarcoma (either the synovial or non-synovial type), Adaptimmune shall grant and hereby grants to GSK the following licenses: (a) an exclusive licence under Adaptimmune’s interests in and to Collaboration Program IP and Joint Background to offer for sale and sell Licensed Products arising from the Initial Target Program within the scope of the Regulatory Approval for sarcoma (either the synovial or non-synovial type as applicable); and (b) an exclusive licence under the Adaptimmune Background solely to the extent necessary for GSK to offer for sale and sell Licensed Products arising from the Initial Target Program within the scope of the Regulatory Approval for sarcoma (either the synovial or non-synovial type as applicable). The licence shall continue until expiry of the Initial Target Program Option Period, or if earlier, exercise of the Initial Target Program Option by GSK, and is separate to any other licence granted under Section 6.6; provided, that, for clarity, if GSK exercises the Sarcoma Commercialisation Option and subsequently exercises the Initial Target Program Option, then the licenses granted to GSK under Section 6.6.1 shall apply to GSK’s further commercialization of the Licensed Product as described above. Where GSK exercises the Sarcoma Commercialisation

Option but subsequently does not exercise the Initial Target Program Option prior to expiry of the Initial Target Program Option Period, GSK’s right to commercialise the Licensed Product will terminate effective upon the expiry of the Initial Target Program Option or such later date as the Parties mutually agree to allow and provide for smooth transition of commercialization responsibility to transfer to Adaptimmune or its designee. The restrictions in Section 6.7 shall also apply to the licence granted under this Section 6.6A. The right to sublicence granted in Section 6.8 and any requirements applicable to such sublicensing shall apply equally to the licence granted under this Section 6.6A.

6.6B                                 During the duration of the licence under Section 6.6A and to the extent necessary for GSK to sell Product under such licence, Adaptimmune will manufacture and supply the Licensed Product to GSK. The Parties will use good faith efforts to negotiate and timely agree the terms of a manufacturing and supply agreement for the supply of the Licensed Product (“Sarcoma Supply Agreement”) and GSK shall pay to Adaptimmune a supply price equal to ***                                                                                               , such price to be further defined in the Sarcoma Supply Agreement. Where GSK exercises the Initial Target Program Option, the Parties will agree an amendment to the Sarcoma Supply Agreement to ensure continuity of supply of the Licensed Product to GSK for treatment of sarcoma patients, such amendment including provision for the transfer of responsibility for such manufacture to GSK and the timeframes for such transfer, such timeframes not to exceed two years from date of exercise of Initial Target Program Option. The Parties will also negotiate and agree a safety data exchange agreement at the same time as negotiation and agreement of the Sarcoma Supply Agreement.

9.15                                   Royalties shall be payable by GSK to Adaptimmune on any Net Sales of Licensed Product made after exercise of the Sarcoma Commercialisation Option and prior to the expiry of the licenses granted under Section 6.6A. The provisions of Sections 9.1 – 9.14 shall apply equally to such Net Sales.”

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

3.8                               Early exercise of Initial Target Program Option. The following provision shall be added to the Collaboration Agreement:

“6.11.3                   If GSK exercises the Initial Target Program Option prior to completion of the Phase 1/2 Data Package for the Generation 1 Product and/or the Phase 1/2 Data Packages for the first two Generation 2 Therapies to enter Clinical Phase, Adaptimmune will continue to perform and be responsible for completion of any remaining items in the Initial Development Plan, unless GSK elects to take over responsibility by notice in writing to Adaptimmune. Where Adaptimmune is required to continue to perform the Initial Development Plan as described above, application of the provisions of Sections 6.11.1 and Sections 6.11.2 shall be suspended in relation to any remaining performance of the Initial Development Plan by Adaptimmune.  The Parties will agree the timing for start of transfer of remaining items required under Section 6.11.1 and ceasing of suspension following completion of such Initial Development Plan by Adaptimmune (excluding any tasks elected to be taken over by GSK by notice in writing). Sections 6.11.1 and Sections 6.11.2 shall continue to apply in relation to any portions of the Initial Development Plan which have been completed.”

4.                                      GENERAL

4.1                               Sections 15, 16.1, 16.2, 16.3, 16.4, 16.5, 16.7 and 16.11 of the Collaboration Agreement shall apply equally to this Amendment Agreement. Section 10.4 of the Collaboration Agreement shall apply mutatis mutandis to the terms of this Agreement.

4.2                               This Amendment Agreement is governed by and shall be construed in accordance with English law.

4.3                               This Amendment Agreement together with the Collaboration Agreement (incorporating all schedules and exhibits) constitutes the entire agreement between the parties relating to its subject matter. Each party acknowledges that it has not entered into this Amendment Agreement on the basis of any warranty, representation, statement, agreement or undertaking except those expressly set out in this Amendment Agreement or the Collaboration Agreement (as amended). Each party waives any claim for breach of this Amendment Agreement, or any right to rescind this Amendment Agreement in respect of, any representation which is not an express provision of this Amendment Agreement together with the Collaboration Agreement (as amended). Nothing in this clause excludes any liability which either party may have to the other (or any right which either party may have to rescind this Amendment Agreement) in respect of any fraudulent misrepresentation or fraudulent concealment prior to the execution of this Amendment Agreement.

The parties agree to enter into, and be bound by, this Amendment Agreement by their duly authorised representatives as of the Commencement Date.

SIGNED for and on behalf of ADAPTIMMUNE LIMITED:	/s/ James Noble	(signature)

	Director	(position)

	James Noble	(name)

SIGNED for and on behalf of GLAXOSMITHKLINE INTELLECTUAL PROPERTY DEVELOPMENT LIMITED:

/s/ Paul Williamson	(signature)

Authorised Signatory

For and on behalf of

Edinburgh Pharmaceutical Industries Limited Corporate

Director	(position)

Paul Williamson	(name)

EXHIBIT 1 — AMENDED DEVELOPMENT PLAN

SCHEDULE 1

DEVELOPMENT PLAN FOR INITIAL TARGET PROGRAM

***

.

Initial Target Program Generation 1

***

.

Ongoing Studies

Study Number	Indication
***	***
***	***
***	***
***	***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***	***
***	***

Clinical
General:

•                  ***

.

•                  ***

.

•                  ***

.

•                  ***

.

•                  ***

.

•                  Long-term follow-up strategy:  ***

:

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

•                  ***

.

•                  ***

.

Sarcoma Phase 1/2a: ***

.

Amend current protocol: ***

.

•                  ***                            :

•                  ***                                                                                                 .

•                  ***

.

•                  ***

.

•                  ***

.

Sarcoma Pivotal Trial: ***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

.

Non-synovial Sarcoma Phase 1/2a:   ***

.

Ovarian Phase 1/2a:  ***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

.

•                  ***                                                                                         :

•                  ***

•                  ***

•                  ***

•                  ***                                                                         :

•                  ***

.

•                  ***

.

•                  ***

.

•                  ***

.

Non-Small Cell Lung Cancer Phase 1/2a:  ***

.

•                  Operational activities:

•                  ***

•                  ***

.

•                  ***

.

•                  ***

.

Generation 1 Combination Trials: ***

:

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Indication	Combination Target	# of patients

***	***	***

***	***	***

***	***	***

***	***	***

***

.

Regulatory: ***

.

CMC, Analytical, Companion Diagnostic

***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

.

CMC - Version 1.5 and Version 2.0

***

.

Manufacturing Process Changes V1.5

•                  List of Version 1.5 changes to the current Manufacturing Process (see Exhibit A for outline criteria)

•                  Plasmids

•                  ***

•                  ***

•                  ***

•                  Vector

•                  ***

•                  ***

•                  ***

•                  ***

•                  ***

•                  T-cells

•                  ***

•                  ***

•                  ***

•                  ***

•                  Development Plan

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

•                  Plasmids

•                  ***

•                  ***

•                  ***

•                  Vector

•                  ***

•                  ***

•                  ***

•                  ***

•                  ***

•                  ***

•                  ***

•                  ***

•                  T-cell enrichment

•                  ***

.

•                  Change of Media

•                  ***

.

•                  Documentation and reporting of findings for preparation of technology transfer documents and regulatory document.

•                  Adoption and Comparability for Clinical use

•                  CMO implementation of T-cell manufacturing changes

•                  ***

.

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

•                  ***

.

•                  ***

:

•                  ***

.

•                  ***

.

•                  ***

.

•                  Plasmid and Vector

•                  ***

.

•                  ***

.

•                  ***

:

•                  ***

.

•                  ***

.

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

•                  ***

.

•                  ***

.

•                  ***

.

Abbreviations:

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

Companion Diagnostic:  ***

:

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

•                  ***

.

•                  ***

.

•                  ***

.

•                  ***

.

•                  ***.

•                  ***.

•                  ***.

•                  ***.

•                  ***.

•                  ***.

•                  ***.

•                  ***

.

Sarcoma Patient Screening Assays V1.5 - Immunohistochemistry

•                  ***

•                  ***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

.

•                  ***

.

•                  ***

.

•                  Timeline for Development

•                  ***

•                  ***

•                  ***

•                  ***

•                  ***

.

•                  ***

.

Analytical Development V1.5 — ***

•                  ***

•                  ***

.

•                  ***

.

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

•                  Timeline for Development

•                  ***

•                  ***

•                  ***

•                  ***

•                  ***

.

•                  Adoption and Comparability for Clinical use

•                  ***

•                  ***                                                                                                                                                                                                                                                                                                                                                                                                                           .

•                  Release/Potency Assay Development

•                  ***

:

•                  ***

•                  ***

•                  ***

•                  ***

•                  ***

•                  ***

•                  ***

•                  ***

•                  ***

•                  ***

•                  ***

***

.

•                  Timeline for Development

•                  ***

.

CMC, Analytical and Diagnostic Regulatory: ***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

:

•                  ***

•                  ***

•                  ***

•                  ***

•                  ***

•                  ***

.

•                  ***

***

.

Initial Target Program Generation 2

***

:

•                  ***

•                  ***

•                  ***

•                  ***

•                  Project Selection:    ***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

.

•                  Timeline: ***

.

•                  Acceptance criteria/milestones: ***

.

•                  ***

•                  ***

.

•                  ***

.

•                  ***

•                  ***

.

•                  ***

.

•                  ***

•                  ***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

.

•                  ***

.

•                  ***

•                  ***

.

•                  ***

.

•                  ***                                                                                                                                                                                                                                                                                                                      .

•                  ***

•                  ***

•                  ***

•                  ***

•                  Clinical Phase 1/2a Studies:  ***

.

•                  Operational activities:

•                  ***

.

•                  ***

.

•                  ***

.

•                  ***

.

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Maximum Resource/Costs (£)

***                                                                                                                                                                                                                                                                           :

Generation 1 Clinical:
***	***
***	***
CMC:
***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
Generation 2:
***	***
***	***
***	***
TOTAL	***

Further details of the above costs are provided in the attached Exhibit A to Schedule 1

The overall costs for the Sarcoma Pivotal Trial, the Non-Synovial Sarcoma Study and the Generation 1 Combination Trials included in Amendment Agreement No. 2 are as follows:

Sarcoma Pivotal Trial: £***

Non-synovial Sarcoma Study: £***

Generation 1 Combination Trials ***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Exhibit A to Schedule 1 — Maximum Resource/Costs (£) Detail

***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

1

EXHIBIT 2 — AMENDED SCHEDULE 2

Milestone Fees

DEVELOPMENT MILESTONES:

Subject to the terms and conditions set forth below in this Schedule 2 and Articles 8 and 9, GSK shall pay each of the non-refundable, non-creditable Milestone Fees to Adaptimmune that are set forth below upon the first occurrence of the corresponding milestone event with respect to any Collaboration Program or particular Licensed Product, as applicable.  Each Milestone Fee shall be paid only one time per Collaboration Program regardless of how many Licensed Products or Therapies achieve the corresponding milestone event and no Milestone Fee shall be payable for any milestone event which is not achieved, except as otherwise provided below.

The Milestone Fees shall be payable as follows:

TABLE #1 Milestones for Initial Target Program Generation 1 and Generation 2	£M
Generation 2 Pre-clinical Milestones:
JSC selection of up to four maximum lead priority Generation 2 programs as set forth in the Initial Development Plan	2.0
CMC milestones:
***	***
***	***
***	***
***	***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

1

Generation 1 Clinical Milestones:
***	***
First site initiation of protocol for Sarcoma Cohort 2 of the Phase I/IIa Sarcoma cancer study (“Sarcoma Cohort 2”)	2.5
First site initiation of protocol for Sarcoma Cohort 3 of the Phase I/IIa Sarcoma study (“Sarcoma Cohort 3”)	2.5
First site initiation of protocol for the Phase I/IIa NSCLC study included in the Initial Development Plan (“NSCLC Study”)	2.5
***	2.5
***	***
***	***
***	***
***	***
Initiation of companion diagnostic development program as defined in the Initial Development Plan	2.0
***	***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

2

Generation 2 Clinical Milestones:	£M
***	***
***	***
***	***
***	***
***	***
***	***
***	***

Sarcoma Pivotal Trial Milestones:	£M
***	***
***	***
***	***
***	***
***	***
***	***
***	***

Non-synovial Sarcoma Study Milestones:	£M
***	***
***	***
***	***
***	***
***	***

Generation 1 Combination Trial Milestones:	£M
Per Generation 1 Combination Trial of *** patients
***	***
***	***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

3

Subsequent Clinical Development Milestones (applicable to both Generation 1 and Generation 2 products)
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

4

TABLE #2 Milestones for Second Target Program	£M
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

5

	TABLE #3 Milestones for Target Programs and HLA Programs (other than the Initial Target Program and Second Target Program)	Target Program (£M)	HLA Program (£M)
1	***	***	***
2	***	***	***
3	***	***	***
4	***	***	***
5	***	***	***
6	***	***	***
7	***	***	***
8	***	***	***
9	***	***	***
10	***	***	***
11	***	***	***
12	***	***	***
13	***	***	***
14	***	***	***

1.                                      ***

.

2.                                      ***

.

3.                                      ***

.

4.                                      ***

.

5.                                      ***

.

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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6.                                      ***

.

7.                                      ***

.

8.                                      ***

.

9.                                      ***

.

10.                               ***

.

11.                               ***

.

12.                               ***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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.

13.                               ***

:

	TABLE #4 Milestones for Target Programs (other than the Initial Target Program and Second Target Program)	(£M)
5	***	***
6	***	***
7	***	***
8	***	***
9	***	***
10	***	***
11	***	***
12	***	***
13	***	***
14	***	***

14.                               ***

.

14.1               ***

.

14.2               ***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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.

15.                               ***

.

16.                               ***

.

17.                               ***

.

18.                               ***

.

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

9

SALES MILESTONES

Subject to the terms and conditions set forth below in this Schedule 2 and Articles 8 and 9, GSK shall pay to Adaptimmune each of the one-time, non-refundable, non-creditable Sales Milestone Fees on a Licensed Product-by-Licensed Product basis indicated below:

Sales Threshold Milestones:	£M
***	***
***	***
***	***
***	***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

10